UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549-1004



                                   FORM 8-K/A
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported) December 18, 2002


                             INSIGNIA SYSTEMS, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)



           Minnesota                    1-13471                  41-1656308
 ----------------------------         ------------           -------------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


 6470 Sycamore Court North, Maple Grove, Minnesota                  55369
--------------------------------------------------                ----------
      (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (763) 392-6200
                                                           --------------


          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A is being filed in connection with the Registrant's Registration Statement on Form S-3 (SEC file no. 333-82626), to supplement the pro forma financial information with respect to the Registrant's recent acquisition of the assets comprising the ValuStix business (R).

(b)  Pro forma financial information

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2002

          Notes to Unaudited Pro Forma Condensed Combined Financial Statement

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statement is presented for illustrative purposes only and is not necessarily indicative of the combined results of operations for future periods or results of operations that actually would have been realized had Insignia Systems, Inc. and ValuStix been a combined company during the specified period. The unaudited pro forma condensed combined financial statement, including the related notes, is qualified in its entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes of Insignia Systems, Inc., included in its Form 10-K filed with the Securities and Exchange Commission on March 10, 2003.

The following unaudited pro forma condensed combined financial statement is accounted for in accordance with Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS (SFAS 141). The pro forma condensed combined financial statement is based on the respective historical financial statements of Insignia Systems, Inc. and ValuStix and assumes the acquisition took place on January 1, 2001. The pro forma adjustments are based on the estimates and assumptions set forth in the notes to such statement.

                             INSIGNIA SYSTEMS, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                Insignia
                                                                 Systems,                                       Pro Forma
                                                                   Inc          ValuStix      Adjustments        Combined
                                                              ------------    ------------    ------------     ------------
                                                                               (Unaudited)                     (Unaudited)

Net Sales                                                     $ 24,821,361    $     96,751                    $ 24,918,112

Cost of Sales                                                   12,186,490         207,254    (16,787) (a)      12,376,957
                                                              -------------------------------------------------------------

Gross Profit (Loss)                                             12,634,871        (110,503)         16,787      12,541,155

Operating Expenses
                  Sales and marketing                            9,276,134         636,926    (74,413) (a)       9,838,647
                  General and administrative                     2,948,219         112,862     (8,351) (b)       3,052,730
                                                              -------------------------------------------------------------
                                                                12,224,353         749,788         (82,764)     12,891,377
                                                              -------------------------------------------------------------

Operating Income (Loss)                                            410,518        (860,291)         99,551        (350,222)

Other Income (Expense)
                  Interest income                                   51,810                                          51,810
                  Interest expense                                 (61,216)                                        (61,216)
                  Other income (expense)                           (68,414)                                        (68,414)
                                                              -------------------------------------------------------------
                                                                   (77,820)                                        (77,820)

Net Income (Loss)                                             $    332,698    $   (860,291)         99,551    $   (428,042)
                                                              =============================================================

Net income (loss) per share:
                  Basic                                       $       0.03                                    $      (0.04)
                  Diluted                                     $       0.03                                    $      (0.04)

Shares used in calculation of net income (loss) per share:
                  Basic                                         10,871,594                                      11,656,392
                  Diluted                                       11,799,837                                      11,656,392


SEE ACCOMPANYING NOTES.

                             INSIGNIA SYSTEMS, INC.
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     Certain historical data of ValuStix has been classified to conform to Insignia's presentation. The unaudited pro forma weighted average number of shares outstanding (basic and diluted) are based upon Insignia Systems, Inc.'s historical amounts, plus the full effect of 816,000 shares issued in a December, 2002 private placement.


2.   KEY TO PRO FORMA ADJUSTMENTS

     The unaudited pro forma condensed combined statement of operations includes the adjustments necessary to give effect to the purchase as if it had occurred on January 1, 2001. Summarized below are the pro forma adjustments necessary to reflect the acquisition of ValuStix based upon the purchase method of accounting in accordance with SFAS 141:


a. Reduce compensation paid to Paul A. Richards to agree to level in Employment Agreement dated December 23, 2002.

b. Reduce depreciation expense to reflect lower cost basis of property and equipment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Insignia Systems, Inc.
                                       ----------------------------------
                                               (Registrant)


Date:   April 7, 2003              By   /s/ Denni J. Lester
                                     -------------------------------
                                     (Denni J. Lester, Chief Financial Officer)